UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2003

CELL GENESYS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

0-19986	94-3061375
(Commission File Number)	(IRS Employer Identification Number)

500 Forbes Boulevard
South San Francisco, California   94080
(Address of principal executive offices including zip code)

(650) 266-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

 (the following discussion is furnished under "Item 12. Results of Operations and Financial Condition")

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."

On April 28, 2003 Cell Genesys, Inc. (the "Registrant") announced via press release the Company's quarterly results for its first quarter ended March 31, 2003. A copy of the press release of Cell Genesys is included herein as Exhibit 99.1 and are incorporated by reference into this item 9.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

 (c) Exhibits

99.1 Press Release, issued April 28, 2003, reporting its financial results for the first quarter ended on March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2003

CELL GENESYS, INC.

By:	/s/ Matthew J. Pfeffer

Matthew J. Pfeffer
Vice President, and Chief Financial Officer (Principal Accounting Officer)